Special Servicer Acknowledgment and Assumption

May 5, 2023

To the Parties Set Forth on Schedule I, attached hereto

Re: Special Servicer Acknowledgment and Assumption: Pooling and Servicing Agreement dated as of June 1, 2017 for the DBJPM 2017-C6 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2017-C6

Dear Sir or Madam:

Reference is made to the (i) Pooling and Servicing Agreement, dated as of June 1, 2017, between Deutsche Mortgage & Asset Receiving Corporation, as Depositor, Midland Loan Services, a Division of PNC Bank, National Association, as Master Servicer and Special Servicer, Wells Fargo Bank, National Association, as Trustee, Certificate Administrator, Paying Agent and Custodian, and Pentalpha Surveillance LLC, as Operating Advisor and Asset Representations Reviewer (the “PSA”) and (ii) the Co-Lender Agreement dated as of June 29, 2017 by and among JPMorgan Chase Bank, National Association, in its capacity as Initial JPM Note Holder, Bank of America, N.A., in its capacity as Initial BANA Note Holder, Barclays Bank PLC, in its capacity as Initial Barclays Note Holder, Deutsche Bank AG, New York Branch, in its capacity as Initial DBNY Note Holder and Starwood Mortgage Funding II LLC, in its capacity as Starwood Note Holder, relating to the Starwood Capital Group Hotel Portfolio; and the Co-Lender Agreement dated as of May 4, 2017 by and between JPMorgan Chase Bank, National Association, in its capacities as Initial Note A-1 Holder and Initial Note A-2 Holder, relating to the 740 Madison Mortgage Loan (together, the “Co-Lender Agreements”). Capitalized terms used herein but undefined have the meanings given to them in the PSA and Co-Lender Agreements.

Pursuant to Sections 3.22 and 7.02 of the PSA, and Section 7 of the Co-Lender Agreements, K-Star Asset Management LLC (“K-Star”) hereby agrees with all the other parties to the PSA that K-Star shall serve as the Special Servicer under, and as defined in the PSA with regard to the Serviced Loans (with the exception of the Gateway Net Lease Portfolio Mortgage Loan and the 211 Main Street Mortgage Loan). K-Star hereby acknowledges and agrees that, as of May 5, 2023 (the “Effective Date”), it is and shall be a party to the PSA and bound thereby to the full extent indicated therein in the capacity of the Special Servicer with respect to the Serviced Loans (with the exception of the Gateway Net Lease Portfolio Mortgage Loan and the 211 Main Street Mortgage Loan), but shall have no liability with respect to any act or omission of any predecessor Special Servicer. K-Star hereby accepts all responsibilities, duties and liabilities of the Special Servicer and assumes the due and punctual performance and observance of each covenant and condition to be performed or observed by the Special Servicer under the PSA from and after the Effective Date. K-Star’s address for notices pursuant to Section 12.05 of the PSA is as follows:

K-Star Asset Management LLC

5949 Sherry Lane, Suite 950

Dallas, Texas 75225

Attention: Lindsey Wright

BUSINESS.29949362.5

Email: Lindsey.Wright@KKR.com

As of the Effective Date, K-Star hereby:

(a) makes the representations and warranties provided for in Section 2.04 of the PSA mutatis mutandis with all references to “Agreement” in Section 2.04 of the PSA to include this Special Servicer Acknowledgment and Assumption (“Acknowledgment”) in addition to the PSA, except that it (i) is a Delaware limited liability company, and (ii) has executed this Acknowledgment in lieu of execution and delivery of the PSA per Section 2.04(b)(ii); and

(b) certifies that it satisfies all related qualifications set forth in the Co-Lender Agreements relating to the Serviced Companion Loans; and

(c) represents and warrants that, as of the Effective Date, it satisfies all of the eligibility requirements applicable to the Special Servicer set forth in the PSA and the Co-Lender Agreements and that all preconditions to the appointment of K-Star as Special Servicer have been satisfied.

For the sake of clarity, it is understood and agreed that the Non-Serviced Mortgage Loans, the Gateway Net Lease Portfolio Mortgage Loan, and the 211 Main Mortgage Loan are not covered by this Acknowledgment as (1) such Non-Serviced Mortgage Loans are not serviced under the PSA and (2) the Gateway Net Lease Portfolio Mortgage Loan and the 211 Main Mortgage Loan are not included in this transfer, and accordingly special servicing of those Non-Serviced Mortgage Loans and the Gateway Net Lease Portfolio Mortgage Loan and the 211 Main Mortgage Loan is not transferring to K-Star.

[SIGNATURE PAGE FOLLOWS]

BUSINESS.29949362.5

K-STAR ASSET MANAGEMENT LLC, a Delaware limited liability company

By: /s/ Lindsey Wright

Name: Lindsey Wright

Title: President and Chief Executive Officer

[Signature Page to DBJPM 2017-C6 Acknowledgment and Assumption Agreement]

BUSINESS.29949362.5

Schedule I

Depositor:

Deutsche Mortgage & Asset Receiving Corporation
1 Columbus Circle
New York, New York 10019
Attention: Lainie Kaye
with copies via email to:
lainie.kaye@db.com, and
cmbs.requests@db.com
with a copy to:

Cadwalader, Wickersham & Taft LLP
200 Liberty Street
New York, New York 10281
Attention: Anna H. Glick

Master Servicer and Special Servicer:

Midland Loan Services, a Division of PNC Bank, National Association,

10851 Mastin Street, Suite 700

Overland Park, Kansas 66210

Attention: Executive Vice President – Division Head,

Fax number: 1-888-706-3565

with a copy to:

Stinson Leonard Street LLP

1201 Walnut Street

Suite 2900

Kansas City, Missouri 64106-2150

Fax Number: (816) 412-9338

Attention: Kenda K. Tomes

E-mail: kenda.tomes@stinson.com

Certificate Administrator, Paying Agent, Custodian and Trustee:

Wells Fargo Bank, National Association,

c/o Computershare Trust Company, National Association, as Agent

9062 Old Annapolis Road

Columbia, Maryland 21045

Attention: Corporate Trust Services: DBJPM 2017-C6

with a copy to: cts.cmbs.bond.admin@wellsfargo.com and
trustadministrationgroup@wellsfargo.com

BUSINESS.29949362.5

Operating Advisor and Asset Representations Reviewer:

Pentalpha Surveillance LLC
375 N. French Road, Suite 100
Amherst, New York 14228
Attention: DBJPM 2017-C6 Transaction Manager
With a copy sent via email to: notices@pentalphasurveillance.com with the deal name on the subject line

with a copy to:
Bass, Berry & Sims PLC
150 Third Avenue South
Suite 2800
Nashville, Tennessee 37201
Attention: Jay H. Knight
Email: jknight@bassberry.com

BANK 2017-BNK5 – Other Depositor

Morgan Stanley Capital I Inc.
1585 Broadway
New York, New York 10036
Attention: Jane Lam

with copies to:

Morgan Stanley Capital I Inc.
1221 Avenue of the Americas
New York, New York 10020
Attention: Legal Compliance Division

cmbs_notices@morganstanley.com

BANK 2017-BNK5 – Other Certificate Administrator

Wells Fargo Bank, National Association,

c/o Computershare Trust Company as Agent

9062 Old Annapolis Road

Columbia, Maryland 21045

Attention: Corporate Trust Services – BANK 2017-BNK5

with a copy to:

cts.cmbs.bond.admin@wellsfargo.com

trustadministrationgroup@wellsfargo.com

BUSINESS.29949362.5

BANK 2017-BNK5 – Other General Master Servicer

Wells Fargo Bank, National Association
Commercial Mortgage Servicing
401 South Tryon Street, 8th Floor
MAC D1050-084
Charlotte, North Carolina 28202
Attention: BANK 2017-BNK5 Asset Manager
Telecopy Number: (704) 715-0036

and a copy to:

Mayer Brown LLP

300 South Tryon Street, Suite 1800

Charlotte, NC 28202

Attention: Christopher J. Brady

BANK 2017-BNK5 – Other General Special Servicer

CWCapital Asset Management LLC

7501 Wisconsin Avenue, Suite 500 West

Bethesda, Maryland 20814

Attention: Brian Hanson (BANK 2017-BNK5)

Email: CWCAMnoticesBANK2017-BNK5@cwcapital.com

with copies to:

CWCapital Asset Management LLC

7501 Wisconsin Avenue, Suite 500 West

Bethesda, Maryland 20814

Attention: Legal Department (BANK 2017-BNK5);

BANK 2017-BNK5 – Other NCB Master Servicer and Special Servicer

National Cooperative Bank, N.A.
2011 Crystal Drive, Suite 800
Arlington, Virginia 22202
Attention: Kathleen Luzik, Chief Operating Officer
Facsimile number: (703) 647-3473

Email: kluzik@ncb.coop

with a copy to:

National Cooperative Bank, N.A.
2011 Crystal Drive, Suite 800
Arlington, Virginia 22202
Attention: Matthew Wehland, Senior Vice President
Facsimile number (703) 647-3479
Email: mwehland@ncb.coop

BUSINESS.29949362.5

BANK 2017-BNK5 – Other Trustee

Wilmington Trust, National Association

1100 North Market Street

Wilmington, Delaware 19890

Attention: CMBS Trustee BANK 2017-BNK5

with a copy to:

CMBSTrustee@wilmingtontrust.com
Facsimile No.: (302) 636-4140

BANK 2017-BNK5 – Other Operating Advisor and Asset Representations Reviewer

Park Bridge Lender Services LLC
600 Third Avenue, 40th Floor
New York, New York 10016
Attention: BANK 2017-BNK5-Surveillance Manager (with a copy sent contemporaneously via email to cmbs.notices@parkbridgefinancial.com)

BANK 2017-BNK6 – Other Depositor

Banc of America Merrill Lynch Commercial Mortgage Inc.
One Bryant Park
New York, New York 10036
Attention: Leland F. Bunch, III
Facsimile: (646) 855-5044

with a copy to:

Paul E. Kurzeja, Esq.
Associate General Counsel & Director
Bank of America Legal Department
150 North College Street, Mail Code: NC1-028-24-02
Charlotte, North Carolina 28255
Facsimile: (704) 409‑0267

and with a copy to:

Cadwalader, Wickersham & Taft LLP
227 West Trade Street
Charlotte, North Carolina 28202
Attention: Henry A. LaBrun, Esq.
Facsimile: (704) 348-5200

BANK 2017-BNK6 – Other Certificate Administrator

Wells Fargo Bank, National Association,

c/o Computershare Trust Company, National Association as Agent

9062 Old Annapolis Road

Columbia, Maryland 21045

Attention: Corporate Trust Services – BANK 2017-BNK6

BUSINESS.29949362.5

with a copy to:

cts.cmbs.bond.admin@wellsfargo.com

trustadministrationgroup@wellsfargo.com

BANK 2017-BNK6 – Other General Master Servicer

Wells Fargo Bank, National Association
Commercial Mortgage Servicing
401 South Tryon Street, 8th Floor
MAC D1050-084
Charlotte, North Carolina 28202
Attention: BANK 2017-BNK6 Asset Manager
Telecopy Number: (704) 715-0036
Email: commercial.servicing@wellsfargo.com

and a copy to:

K&L Gates LLP

300 South Tryon Street, Suite 1000

Charlotte, North Carolina 28202

Attention: Stacy G. Ackermann

BANK 2017-BNK6 – Other General Special Servicer

Midland Loan Services, a Division of PNC Bank, National Association,
10851 Mastin Street, Suite 700
Overland Park, Kansas 66210
Attention: Executive Vice President – Division Head,
Fax number: 1-888-706-3565

Email: noticeadmin@midlandls.com

with a copy to:

Stinson Leonard Street LLP

1201 Walnut Street

Suite 2900

Kansas City, Missouri 64106-2150

Fax Number: (816) 412-9338

Attention: Kenda K. Tomes
Email: kenda.tomes@stinson.com

BANK 2017-BNK6 – Other NCB Master Servicer and NCB Special Servicer

National Cooperative Bank, N.A.
2011 Crystal Drive, Suite 800
Arlington, Virginia 22202
Attention: Kathleen Luzik, Chief Operating Officer
Facsimile number (703) 647-3473
Email: kluzik@ncb.coop

BUSINESS.29949362.5

with a copy to:

National Cooperative Bank, N.A.
2011 Crystal Drive, Suite 800
Arlington, Virginia 22202
Attention: Matthew Wehland, Senior Vice President
Facsimile number (703) 647-3479
Email: mwehland@ncb.coop

BANK 2017-BNK6 – Other Trustee

Wilmington Trust, National Association

1100 North Market Street

Wilmington, Delaware 19890

Attention: CMBS Trustee BANK 2017-BNK6

with a copy to:

CMBSTrustee@wilmingtontrust.com
Facsimile No.: (302) 636-4140

BANK 2017-BNK6 – Other Operating Advisor and Asset Representations Reviewer

Park Bridge Lender Services LLC
600 Third Avenue, 40th Floor
New York, New York 10016
Attention: BANK 2017-BNK6-Surveillance Manager (with a copy sent contemporaneously via email to cmbs.notices@parkbridgefinancial.com)

JPMCC 2017-JP7 – Other Depositor

J.P. Morgan Chase Commercial Mortgage Securities Corp.
383 Madison Avenue
8th Floor
New York, New York 10179
Attention: Kunal K. Singh
E-mail: US_CMBS_Notice@jpmorgan.com

with a copy to:

J.P. Morgan Chase Commercial Mortgage Securities Corp.
4 New York Plaza, Floor 21
New York, New York 10004-2413
Attention: SPG Legal
E-mail: US_CMBS_Notice@jpmorgan.com

BUSINESS.29949362.5

JPMCC 2017-JP7 – Other Certificate Administrator

Wells Fargo Bank, National Association,

c/o Computershare Trust Company, National Association as Agent
9062 Old Annapolis Road
Columbia, Maryland 21045-1951
Attention: Corporate Trust Services (CMBS)
JPMCC Commercial Mortgage Securities Trust Series 2017-JP7

with a copy to:

Telecopy Number: (410) 715-2380
E-Mail: cts.cmbs.bond.admin@wellsfargo.com,
and to trustadministrationgroup@wellsfargo.com

JPMCC 2017-JP7 – Other Master Servicer

Wells Fargo Bank, National Association
Commercial Mortgage Servicing
Three Wells Fargo
401 S. Tryon Street, 8th Floor
MAC D1050-084
Charlotte, North Carolina 28202
Attention: JPMCC 2017-JP7 Asset Manager
Telecopy Number: (704) 715-0036
E-mail: commercial.servicing@wellsfargo.com

with a copy to:

Wells Fargo Bank, National Association Legal Department
301 S. College St., TW-30
Charlotte, North Carolina 28202
Attention: Commercial Mortgage Servicing Legal Support
Reference: JPMCC 2017-JP7

with a copy to:

K&L Gates LLP

300 South Tryon Street, Suite 1000

Charlotte, North Carolina 28202

Attention: Stacy G. Ackermann

JPMCC 2017-JP7 – Other Special Servicer

CWCapital Asset Management LLC
7501 Wisconsin Avenue
Bethesda, Maryland 20814
Attention: Brian Hanson (JPMCC 2017-JP7)
Facsimile number: (202) 715-9699
Email: CWCAMnoticesJPMCC2017-JP7@cwcapital.com

BUSINESS.29949362.5

with a copy to:

CWCapital Asset Management LLC
7501 Wisconsin Avenue, Suite 500 West
Bethesda, Maryland 20814
Attention: Legal Department

JPMCC 2017-JP7 – Other Trustee

Wilmington Trust, National Association
1100 North Market Street
Wilmington, Delaware 19890
Attention: CMBS Trustee JPMCC 2017-JP7

with a copy to:

Telecopy number: (302) 636-4140
Email: CMBSTrustee@wilmingtontrust.com

JPMCC 2017-JP7 – Other Operating Advisor and Asset Representations Reviewer

Pentalpha Surveillance LLC
375 N. French Road, Suite 100
Amherst, New York 14228
Attention: JPMCC 2017-JP6—Transaction Manager
With a copy sent via email to: notices@pentalphasurveillance.com (with JPMCC 2017-JP7 in the subject line)

with a copy to:
Bass, Berry & Sims PLC
150 Third Avenue South
Suite 2800
Nashville, Tennessee 37201
Email: jknight@bassberry.com

JPMDB 2017-C7 – Other Depositor

J.P. Morgan Chase Commercial Mortgage Securities Corp.
383 Madison Avenue
8th Floor
New York, New York 10179
Attention: Kunal K. Singh
E-mail: kunal.k.singh@jpmorgan.com

with a copy to:

J.P. Morgan Chase Commercial Mortgage Securities Corp.
4 New York Plaza, Floor 21
New York, New York 10004-2413
Attention: SPG Legal
E-mail: US_CMBS_Notice@jpmorgan.com

BUSINESS.29949362.5

JPMDB 2017-C7 – Other Certificate Administrator and Trustee

Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, Maryland 21045
Attention: Corporate Trust Services (CMBS)
JPMDB Commercial Mortgage Securities Trust Series 2017-C7

with a copy to:
Telecopy Number: (410) 715-2380
E-Mail: cts.cmbs.bond.admin@wellsfargo.com,
and to trustadministrationgroup@wellsfargo.com

JPMDB 2017-C7 – Other Master Servicer and Special Servicer

Midland Loan Services, a Division of PNC Bank, National Association
10851 Mastin Street
Building 82, Suite 300
Overland Park, Kansas 66210
Attention: Executive Vice President – Division Head
Telecopy number: 1-888-706-3565
Email: NoticeAdmin@midlandls.com

with a copy to:

Stinson Leonard Street LLP
1201 Walnut Street
Suite 2900
Kansas City, Missouri 64106-2150
Fax Number: (816) 412-9338
Attention: Kenda K. Tomes
Email: kenda.tomes@stinson.com

JPMDB 2017-C7 – Other Operating Advisor and Asset Representations Reviewer

Pentalpha Surveillance LLC
375 N. French Road, Suite 100
Amherst, New York, 14228
Attention: JPMDB 2017-C7 Transaction Manager
With a copy sent via email to: notices@pentalphasurveillance.com (with JPMDB 2017-C7 in the subject line)

with a copy to:
Bass, Berry & Sims PLC
150 Third Avenue South
Suite 2800
Nashville, Tennessee 37201
Attention: Jay H. Knight
Email: jknight@bassberry.com

BUSINESS.29949362.5

BMARK 2018-B1 – Other Depositor

Deutsche Mortgage & Asset Receiving Corporation
1 Columbus Circle
New York, New York 10019
Attention: Lainie Kaye

with copies via email to:
cmbs.requests@db.com

BMARK 2018-B1 – Other Certificate Administrator

Wells Fargo Bank, National Association,

c/o Computershare Trust Company, National Association, as Agent
9062 Old Annapolis Road
Columbia, Maryland 21045-1951
Attention: Corporate Trust Services — Benchmark 2018-B1

with copies to:
cts.cmbs.bond.admin@wellsfargo.com; and
trustadministrationgroup@wellsfargo.com

BMARK 2018-B1 – Other Master Servicer

Wells Fargo Bank, National Association
Commercial Mortgage Servicing
Three Wells Fargo
401 South Tryon Street, 8th Floor
MAC D1050-084
Charlotte, North Carolina 28202
Attention: Benchmark 2018-B1 Asset Manager
Facsimile number: (704) 715-0036

With a copy by email to: commercial.servicing@wellsfargo.com

BMARK 2018-B1 – Other Special Servicer

Midland Loan Services, a Division of PNC Bank, National Association
10851 Mastin Street, Suite 700
Overland Park, Kansas 66210
Attention: Executive Vice President – Division Head
Fax Number: (888) 706-3565

with a copy to:

Eversheds Sutherland (US) LLP
700 Sixth Street, NW
Washington, DC 20001
Fax Number: (202) 637-3593
Attention: Lisa A. Rosen

BUSINESS.29949362.5

BMARK 2018-B1 – Other Trustee

Wilmington Trust, National Association
1100 North Market Street
Wilmington, Delaware 19890
Attention: CMBS Trustee – Benchmark 2018-B1

with a copy to:

E-mail: cmbstrustee@wilmingtontrust.com

BMARK 2018-B1 – Other Operating Advisor and Asset Representations Reviewer

Park Bridge Lender Services LLC
600 Third Avenue, 40th Floor
New York, New York 10016
Attention: Benchmark 2018-B1-Surveillance Manager (with a copy sent contemporaneously via email to cmbs.notices@parkbridgefinancial.com

CD 2017-CD5 – Other Depositor

Citigroup Commercial Mortgage Securities Inc.,

390 Greenwich Street, 5th Floor, New York, New York 10013,

Attention: Paul Vanderslice

Attention: Richard Simpson

Citigroup Commercial Mortgage Securities Inc.,

388 Greenwich Street, 17th Floor,

New York, New York 10013,

Attention: Ryan M. O’Connor

with an electronic copy e-mailed to richard.simpson@citi.com and to ryan.m.oconnor@citi.com

CD 2017-CD5 – Other Certificate Administrator

Citibank, N.A., 388 Greenwich Street,

New York, New York 10013,

Attention: Citibank Agency & Trust - CD 2017-CD5,

Email: ratingagencynotice@citi.com

CD 2017-CD5 – Other Master Servicer

Wells Fargo Bank, National Association,

Commercial Mortgage Servicing, Three Wells Fargo,

MAC D1050-084, 401 South Tryon Street, 8th Floor,

Charlotte, North Carolina 28202,

Attention: CD 2017-CD5 Asset Manager

email: Commercial.servicing@wellsfargo.com

BUSINESS.29949362.5

with a copy to:

Wells Fargo Bank, National Association,

Legal Department, 301 South College Street,

TW-30, D1053-300, Charlotte, North Carolina 28202-6000,

Attention: Commercial Mortgage Servicing Legal Support,

with a copy to

K&L Gates LLP

300 South Tryon Street, Suite 1000

Charlotte, North Carolina 28202

Attention: Stacy G. Ackermann

CD 2017-CD5 – Other Special Servicer

Rialto Capital Advisors, LLC,

Southeast Financial Center

200 S. Biscayne Blvd, Suite 3550

Miami, Florida 33131

Attention: Liat Heller, Jeff Krasnoff, Niral Shah and Adam Singer

Facsimile number: (305) 229-6425

E-mail: liat.heller@rialtocapital.com, niral.shah@rialtocapital.com, adam.singer@rialtocapital.com and jeff.krasnoff@rialtocapital.com

CD 2017-CD5 – Other Trustee

Wilmington Trust, National Association

1100 North Market Street

Wilmington, Delaware 19890

Attention: CMBS Trustee – CD 2017-CD5

fax number (302) 636-4140

Email: cmbstrustee@wilmingtontrust.com

CD 2017-CD5 – Other Operating Advisor and Asset Representations Reviewer

Park Bridge Lender Services LLC

600 Third Avenue, 40th floor

New York, New York 10016

Attention: CD 2017-CD5 -- Surveillance Manager

with copies sent contemporaneously via email to cmbs.notices@parkbridgefinancial.com,

CGCMT 2017-P8 – Other Depositor

Citigroup Commercial Mortgage Securities Inc.,

390 Greenwich Street, 5th Floor, New York, New York 10013,

Attention: Paul Vanderslice

Attention: Richard Simpson

BUSINESS.29949362.5

Citigroup Commercial Mortgage Securities Inc.,

388 Greenwich Street, 17th Floor,

New York, New York 10013,

Attention: Ryan M. O’Connor

with an electronic copy e-mailed to richard.simpson@citi.com and to ryan.m.oconnor@citi.com

CGCMT 2017-P8 – Other Certificate Administrator

Citibank, N.A., 388 Greenwich Street,

New York, New York 10013,

Attention: Citibank Agency & Trust - CD 2017-CD5,

Email: ratingagencynotice@citi.com

CGCMT 2017-P8 – Other Master Servicer

Wells Fargo Bank, National Association,

Commercial Mortgage Servicing, Three Wells Fargo,

MAC D1050-084, 401 South Tryon Street, 8th Floor,

Charlotte, North Carolina 28202,

Attention: CD 2017-CD5 Asset Manager

email: Commercial.servicing@wellsfargo.com

with a copy to:

Wells Fargo Bank, National Association,

Legal Department, 301 South College Street,

TW-30, D1053-300, Charlotte, North Carolina 28202-6000,

Attention: Commercial Mortgage Servicing Legal Support,

with a copy to:

K&L Gates LLP

300 South Tryon Street, Suite 1000

Charlotte, North Carolina 28202

Attention: Stacy G. Ackermann

CGCMT 2017-P8 – Other Special Servicer

KeyBank National Association

11501 Outlook Street, Suite 300

Overland Park, Kansas 66211

Attention: Alan Williams

Facsimile number: (877) 379-1625

Email: Keybank_notices@keybank.com

with a copy to:

Ballard Spahr LLP

1735 Market Street

Philadelphia, PA 19103

Attention: Jere G. Thompson

Facsimile: (215) 864-8999

Email: thompsonj@ballardspahr.com

BUSINESS.29949362.5

CGCMT 2017-P8 – Other Trustee

Wilmington Trust, National Association

1100 North Market Street

Wilmington, Delaware 19890

Attention: CMBS Trustee – CGCMT 2017-P8

fax number (302) 636-4140

Email: cmbstrustee@wilmingtontrust.com

CGCMT 2017-P8 – Other Operating Advisor and Asset Representations Reviewer

Pentalpha Surveillance LLC

375 N. French Road, Suite 100

Amherst, New York 14228

Attention: CGCMT 2017-P8 Transaction Manager

with a copy sent via email to: notices@pentalphasurveillance.com (with CGCMT 2017-P8 in the subject line)

with a copy to:

Bass, Berry & Sims PLC

150 Third Avenue South Suite 2800

Nashville, Tennessee 37201

Attention Jay Knight

Email: jknight@bassberry.com

MSBAM 2017-C34 – Other Depositor

Banc of America Merrill Lynch Commercial Mortgage Inc.
One Bryant Park
New York, New York 10036
Attention: Leland F. Bunch, III
Facsimile: (646) 855-5044

with a copy to:

Paul E. Kurzeja, Esq.
Associate General Counsel & Director
Bank of America Legal Department
150 North College Street, Mail Code: NC1-028-24-02
Charlotte, North Carolina 28255
Facsimile: (704) 409‑0267

and with a copy to:

Cadwalader, Wickersham & Taft LLP
227 West Trade Street
Charlotte, North Carolina 28202
Attention: Henry A. LaBrun, Esq.
Facsimile: (704) 348-5200

BUSINESS.29949362.5

MSBAM 2017-C34 – Other Certificate Administrator

Wells Fargo Bank, National Association,

c/o Computershare Trust Company, National Association, as Agent
9062 Old Annapolis Road
Columbia, Maryland 21045
Attention: Corporate Trust Services – MSBAM 2017-C34
With a copy by email to: trustadministrationgroup@wellsfargo.com and

cts.cmbs.bond.admin@wellsfargo.com

MSBAM 2017-C34 – Other Master Servicer

Wells Fargo Bank, National Association
Commercial Mortgage Servicing

Three Wells Fargo

MAC D1050-084

401 South Tryon Street, 8th Floor

Charlotte, North Carolina 28202
Attention: MSBAM 2017-C34 Asset Manager

Facsimile: (704) 715-0036

With a copy by e-mail to: commercial.servicing@wellsfargo.com with a copy to:

Wells Fargo Bank, National Association Legal Department

301 S. College St., TW 30

Charlotte, North Carolina 28202

Fax Number: (816) 412-9338

Attention: Commercial Mortgage Servicing Legal Support

Reference: MSBAM 2017-C34

With a copy to:

K&L Gates LLP

300 South Tryon Street, Suite 1000

Charlotte, North Carolina 28202

Attention: Stacy G. Ackermann

MSBAM 2017-C34 – Other Special Servicer

LNR Partners, LLC
1601 Washington Avenue, Suite 700
Miami Beach, Florida 33139
Attention: Thomas F. Nealon, III, Esq., Andrew J. Sossen, Esq. and Job Warshaw
Facsimile number: (305) 695-5601

With a copy by email to:

tnealon@lnrpartners.com, asossen@starwood.com,

jwarshaw@lnrpartners.com and lnr.cmbs.notices@lnrproperty.com

BUSINESS.29949362.5

MSBAM 2017-C34 – Other Trustee

Wilmington Trust, National Association
1100 North Market Street
Wilmington, Delaware 19890
CMBS Trustee – MSBAM 2017-C34
With a copy by email to: cmbstrustee@wilmingtontrust.com

MSBAM 2017-C34 – Other Operating Advisor and Asset Representations Reviewer

Park Bridge Lender Services LLC
600 Third Avenue, 40th Floor
New York, New York 10016
Attention: MSBAM 2017-C34-Surveillance Manager (with a copy sent contemporaneously via email to cmbs.notices@parkbridgefinancial.com)

UBS 2017-C2 – Other Depositor

UBS Commercial Mortgage Securitization Corp.
1285 Avenue of the Americas
New York, New York 10019

Attention: Nicholas Galeone

Email: nicholas.galeone@ubs.com

with a copy to:
UBS AG
153 West 51st Street
New York, New York 10019
Attention: Chad Eisenberger, Executive Director & Counsel

and a copy to:

Cadwalader, Wickersham & Taft LLP
One World Financial Center
New York, New York
Attention: Frank Polverino, Esq.
Facsimile: (212) 504-6820

UBS 2017-C2 – Other Certificate Administrator and Trustee

Wells Fargo Bank, National Association,

c/o Computershare Trust Company, National Association, as Agent
9062 Old Annapolis Road
Columbia, Maryland 21045
Attention: Corporate Trust Services: UBS 2017-C2

with a copy to:
cts.cmbs.bond.admin@wellsfargo.com
trustadministrationgroup@wellsfargo.com

BUSINESS.29949362.5

UBS 2017-C2 – Other Master Servicer and Special Servicer

Midland Loan Services, a Division of PNC Bank, National Association,

10851 Mastin Street, Suite 700
Overland Park, Kansas 66210
Attention: Executive Vice President – Division Head,
Fax number: 1-888-706-3565

with a copy to:
Stinson Leonard Street LLP

1201 Walnut Street

Suite 2900

Kansas City, Missouri 64106-2150
Fax Number: (816) 412-9338
Attention: Kenda K. Tomes
Email: kenda.tomes@stinson.com

UBS 2017-C2 – Other Operating Advisor and Asset Representations Reviewer

Park Bridge Lender Services LLC
600 Third Avenue, 40th Floor
New York, New York 10016
Attention: UBS 2017-C2 – Surveillance Manager
(with a copy sent contemporaneously via email to:
cmbs.notices@parkbridgefinancial.com)

WFCM 2017-C38 – Other Depositor

Wells Fargo Commercial Mortgage Securities, Inc.
c/o Wells Fargo Securities, LLC
30 Hudson Yards, 15th Floor
New York, New York 10001
Attention: A.J. Sfarra
cmbsnotices@wellsfargo.com

with a copy to:

Troy B. Stoddard, Esq.
Senior Counsel, Wells Fargo Legal Department
401 S Tryon Street, MAC D1050-272
26th Floor
Charlotte, North Carolina 28202-1911

WFCM 2017-C38 – Other Certificate Administrator

Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, Maryland 21045
Attention: Corporate Trust Services – WFCM 2017-C38

BUSINESS.29949362.5

with a copy to:

cts.cmbs.bond.admin@wellsfargo.com
trustadministrationgroup@wellsfargo.com

WFCM 2017-C38 – Other Master Servicer

Wells Fargo Bank, National Association
Commercial Mortgage Servicing
Three Wells Fargo
MAC D1050-084
401 South Tryon Street, 8th Floor
Charlotte, North Carolina 28202
Attention: WFCM 2017-C38 Asset Manager
Email: commercial.servicing@wellsfargo.com

and a copy to:

K&L Gates LLP

300 South Tryon Street, Suite 1000

Charlotte, North Carolina 28202

Attention: Stacy G. Ackermann

WFCM 2017-C38 – Other Special Servicer

KeyBank National Association
11501 Outlook Street, Suite 300
Overland Park, Kansas 66211
Attention: Clark Rodgers
Facsimile number: (877) 379-1625

with a copy to:

Polsinelli PC
900 West 48th Place, Suite 900
Kansas City, Missouri 64112
Attention: Kraig Kohring
Facsimile number: (816) 753-1536

WFCM 2017-C38 – Other Trustee

Wilmington Trust, National Association
1100 North Market Street
Wilmington, Delaware 19890
Attention: CMBS Trustee WFCM 2017-C38

with a copy to:

CMBSTrustee@wilmingtontrust.com
Facsimile No.: (302) 636-4140

BUSINESS.29949362.5

WFCM 2017-C38 – Other Operating Advisor and Asset Representations Reviewer

Park Bridge Lender Services LLC
600 Third Avenue, 40th Floor
New York, New York 10016
Attention: WFCM 2016-C38 Surveillance Manager (with a copy sent contemporaneously via email to cmbs.notices@parkbridgefinancial.com)

WFCM 2017-C39 – Other Depositor

Wells Fargo Commercial Mortgage Securities, Inc.

c/o Wells Fargo Securities, LLC

30 Hudson Yards, 15th Floor
New York, New York 10001

Attention: A.J. Sfarra

cmbsnotices@wellsfargo.com

with a copy to:

Troy B. Stoddard, Esq.
Senior Counsel, Wells Fargo Legal Department
401 S Tryon Street, MAC D1050-272
26th Floor
Charlotte, North Carolina 28202-1911

WFCM 2017-C39 – Other Certificate Administrator

Wells Fargo Bank, National Association

9062 Old Annapolis Road

Columbia, Maryland 21045

Attention: Corporate Trust Services – WFCM 2017-C39

with a copy to:

cts.cmbs.bond.admin@wellsfargo.com

trustadministrationgroup@wellsfargo.com

WFCM 2017-C39 – Other Master Servicer

Wells Fargo Bank, National Association

Commercial Mortgage Servicing

Three Wells Fargo

MAC D1050-084

401 South Tryon Street, 8th Floor

Charlotte, North Carolina 28202

Attention: WFCM 2017-C39 Asset Manager

Email: commercial.servicing@wellsfargo.com

BUSINESS.29949362.5

and a copy to:

Mayer Brown LLP

300 South Tryon Street, Suite 1800

Charlotte, NC 28202

Attention: Christopher J. Brady

WFCM 2017-C39 – Other Special Servicer

LNR Partners, LLC

1601 Washington Avenue, Suite 700
Miami Beach, Florida 33139
Attention: Thomas F. Nealon, III, Esq., Andrew J. Sossen, Esq. and Job Warshaw
Facsimile number: (305) 695-5601
Email: tnealon@lnrproperty.com, asossen@starwood.com, jwarshaw@lnrproperty.com and lnr.cmbs.notices@lnrproperty.com or with respect solely to e-mail pursuant to Section 3.13(c) and Section 13.10 to inquiries@lnrproperty.com

WFCM 2017-C39 – Other Trustee

Wilmington Trust, National Association

1100 North Market Street

Wilmington, Delaware 19890

Attention: CMBS Trustee WFCM 2017-C39

with a copy to:

CMBSTrustee@wilmingtontrust.com

Facsimile No.: (302) 636-4140

WFCM 2017-C39 – Other Operating Advisor and Asset Representations Reviewer

Trimont Real Estate Advisors, LLC

One Alliance Center

3500 Lenox Road, Suite G1

Atlanta, Georgia 30326,

Attention: Operating Advisor

Facsimile No.: (404) 420-5610

Email: operatingadvisor@trimontrea.com;

with a copy to:

Carlton Fields Jorden Burt

One Atlanta Center

1201 W. Peachtree Street NW, Suite 3000

Atlanta, Georgia 30309

Attention: W. Gregory Null

Email: gnull@cfjblaw.com

BUSINESS.29949362.5

WFCM 2017-C40 – Other Depositor

Wells Fargo Commercial Mortgage Securities, Inc.

c/o Wells Fargo Securities, LLC

30 Hudson Yards, 15th Floor
New York, New York 10001
Attention: A.J. Sfarra
cmbsnotices@wellsfargo.com

with a copy to:

Troy B. Stoddard, Esq.
Senior Counsel, Wells Fargo Legal Department
401 S Tryon Street, MAC D1050-272
26th Floor
Charlotte, North Carolina 28202-1911

WFCM 2017-C40 – Other Certificate Administrator

Wells Fargo Bank, National Association

9062 Old Annapolis Road

Columbia, Maryland 21045

Attention: Corporate Trust Services – WFCM 2017-C40

with a copy to:

cts.cmbs.bond.admin@wellsfargo.com

trustadministrationgroup@wellsfargo.com

WFCM 2017-C40 – Other Master Servicer

Wells Fargo Bank, National Association

Commercial Mortgage Servicing

Three Wells Fargo

MAC D1050-084

401 South Tryon Street, 8th Floor

Charlotte, North Carolina 28202

Attention: WFCM 2017-C40 Asset Manager

Email: commercial.servicing@wellsfargo.com

and a copy to:

Mayer Brown LLP

300 South Tryon Street, Suite 1800

Charlotte, NC 28202

Attention: Christopher J. Brady

BUSINESS.29949362.5

WFCM 2017-C40 – Other Special Servicer

C-III Asset Management LLC
5221 N. O’Connor Blvd., Suite 600
Irving, Texas 75039
Attention: Lindsey Wright
Facsimile No.: (972) 868-5490
Email: lwright@c3cp.com

with a copy to:

C-III Asset Management LLC
5221 N. O’Connor Blvd., Suite 600
Irving, Texas 75039
Attention: Jenna Unell
Facsimile No.: (972) 868-5490
Email: junell@c3cp.com

WFCM 2017-C40 – Other Trustee

Wilmington Trust, National Association

1100 North Market Street

Wilmington, Delaware 19890

Attention: CMBS Trustee WFCM 2017-C40

with a copy to:

CMBSTrustee@wilmingtontrust.com

Facsimile No.: (302) 636-4140

WFCM 2017-C40 – Other Operating Advisor and Asset Representations Reviewer

Pentalpha Surveillance LLC

375 N. French Road, Suite 100

Amherst, New York, 14228

Attention: WFCM 2017-RC1 Transaction Manager

With a copy sent via email to: notices@pentalphasurveillance.com with WFCM 2017-RC1 in the subject line with a copy to:

Bass, Berry & Sims PLC

150 Third Avenue South

Suite 2800

Nashville, Tennessee 37201

Attention: Jay H. Knight

Email: jknight@bassberry.com

BUSINESS.29949362.5

JPMCC 2017-JP6 – Other Depositor

J.P. Morgan Chase Commercial Mortgage Securities Corp.
383 Madison Avenue
8th Floor
New York, New York 10179
Attention: Kunal K. Singh
E-mail: US_CMBS_Notice@jpmorgan.com

with a copy to:

J.P. Morgan Chase Commercial Mortgage Securities Corp.
4 New York Plaza, Floor 21
New York, New York 10004-2413
Attention: SPG Legal
E-mail: US_CMBS_Notice@jpmorgan.com

JPMCC 2017-JP6 – Other Certificate Administrator

Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, Maryland 21045-1951
Attention: Corporate Trust Services (CMBS)
JPMCC 2017-JP6 Commercial Mortgage Securities Trust Series 2017-JP6

with a copy to:

Telecopy Number: (410) 715-2380
E-Mail: cts.cmbs.bond.admin@wellsfargo.com, and to
trustadministrationgroup@wellsfargo.com

JPMCC 2017-JP6 – Other Master Servicer

Midland Loan Services, a Division of PNC Bank, National Association
10851 Mastin Street
Building 82, Suite 300
Overland Park, Kansas 66210
Attention: Executive Vice President – Division Head
Telecopy number: 1-888-706-3565
Email: NoticeAdmin@midlandls.com

with a copy to:

Stinson Leonard Street LLP
1201 Walnut Street
Suite 2900
Kansas City, Missouri 64106-2150
Fax Number: (816) 412-9338
Attention: Kenda K. Tomes
Email: kenda.tomes@stinson.com

BUSINESS.29949362.5

JPMCC 2017-JP6 – Other Special Servicer

Rialto Capital Advisors, LLC,

Southeast Financial Center

200 S. Biscayne Blvd, Suite 3550

Miami, Florida 33131
Attention: Liat Heller
Facsimile number: (305) 229-6425
E-mail: liat.heller@rialtocapital.com

with copies to:

Jeff Krasnoff
Facsimile number: (305) 229-6425
E-mail: jeff.krasnoff@rialtocapital.com;

Niral Shah
Facsimile number: (305) 229-6425
Email: niral.shah@rialtocapital.com;

Adam Singer
facsimile number: (305) 229-6425
Email: adam.singer@rialtocapital.com

JPMCC 2017-JP6 – Other Trustee

Wells Fargo Bank, National Association,

c/o Computershare Trust Company, National Association, as Agent
9062 Old Annapolis Road
Columbia, Maryland 21045-1951
Attention: Corporate Trust Services (CMBS)
JPMCC 2017-JP6 Commercial Mortgage Securities Trust Series 2017-JP6

with a copy to:

Telecopy Number: (410) 715-2380
E-Mail: cts.cmbs.bond.admin@wellsfargo.com, and to
trustadministrationgroup@wellsfargo.com

JPMCC 2017-JP6 – Other Operating Advisor and Asset Representations Reviewer

Pentalpha Surveillance LLC
375 N. French Road, Suite 100
Amherst, New York 14228
Attention: JPMCC 2017-JP6 Transaction Manager
With a copy sent via email to: notices@pentalphasurveillance.com (with JPMCC 2017-JP6 in the subject line)

BUSINESS.29949362.5

with a copy to:

Bass, Berry & Sims PLC
150 Third Avenue South
Suite 2800
Nashville, Tennessee 37201
Attention: Jay H. Knight
Email: jknight@bassberry.com

BUSINESS.29949362.5